UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 30, 2006
HYPERTENSION DIAGNOSTICS, INC
(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2915 Waters Road, Suite 108
Eagan, Minnesota		55121

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: 651-687-9999
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 through 5.01, 5.03 through 9.01 are not applicable and therefore omitted
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Items 1.01 through 5.01, 5.03 through 9.01 are not applicable and therefore omitted.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective November 30, 2006, Kellie D. Nelsen, Manager of Finance and Accounting (principal financial officer), resigned from the Company. Effective December 1, 2006, her duties and responsibilities have been transitioned to Robert G. Teigen, Manager of Finance and Accounting. Mr. Teigen will serve as principal financial officer and principal accounting officer for the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.
By	/s/ Mark N. Schwartz
Its Chairman of the Board and
Chief Executive Officer

Dated: December 1, 2006